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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) March 13, 1998
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                       SECURITY CAPITAL INDUSTRIAL TRUST
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            (Exact Name of Registrant as Specified in its Charter)

                                   Maryland
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                (State or Other Jurisdiction of Incorporation)

              1-12846                                    74-2604728
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      (Commission File Number)              (I.R.S. Employer Identification No.)

14100 East 35th Place, Aurora, Colorado                   80011

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(Address of Principal Executive Offices)               (Zip Code)

                                (303) 375-9292
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             (Registrant's Telephone Number, Including Area Code)

                                Note Applicable
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         (Former Name or Former Address, if Changed Since Last Report)



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits.

        Exhibit No.    Document Description
        -----------    --------------------
         1             Underwriting Agreement

        23             Consent of Arthur Andersen LLP.

        27             Financial Data Schedule.

        99 Financial statements as of December 31, 1997 and 1996 and for each of the three years in the period ended
                       December 31, 1997.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SECURITY CAPITAL INDUSTRIAL TRUST

Dated: March 16, 1998                  By: /s/ Jeffrey A. Klopf
                                           ------------------------------
                                           Jeffrey A. Klopf
                                           Secretary

                                      -3-
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                                 EXHIBIT INDEX

Exhibit No.         Document Description
-----------         --------------------
 1                  Underwriting Agreement

23                  Consent of Arthur Andersen LLP.

27                  Financial Data Schedule.

99 Financial statements as of December 31, 1997 and 1996 and for each of the three years in the period ended
                    December 31, 1997.

                                     -4-